Capital Group U.S. Equity Fund Summary Prospectus Supplement April 1, 2026 (for the most recent summary prospectus)

The table under the heading “Portfolio managers” in the “Management” section is amended to read as follows:

Portfolio manager/ Fund title (if applicable)	Portfolio manager in this fund since:	Primary title with investment adviser
Cheryl E. Frank	2016	Partner – Capital Research Global Investors
Irfan M. Furniturewala	2026	Partner – Capital International Investors
Brant W. Thompson President	2025	Partner – Capital International Investors

Keep this supplement with your summary prospectus.

Lit. No. MFGESU-019-0426P Litho in USA CGD/AFD/10039-S101804